                Exhibit 99.1 Signatures of the Reporting Persons

   TH LEE PUTNAM VENTURES, L.P.

   By:   TH Lee Putnam Fund Advisors, L.P., its general partner
   By:    TH Lee Putnam Fund Advisors, LLC, its general partner

   By:   /s/ James Brown                                          4/27/04
         ------------------------------------------------------   -------

         Signature of Reporting Person**                           Date
         Name: James Brown
         Title: Managing Director


   TH LEE PUTNAM PARALLEL VENTURES, L.P.

   By:   TH Lee Putnam Fund Advisors, L.P., its general partner
   By:   TH Lee Putnam Fund Advisors, LLC, its general partner

   By:   /s/ James Brown                                          4/27/04
         ------------------------------------------------------   -------

         Signature of Reporting Person**                           Date
         Name: James Brown
         Title: Managing Director


   TH LEE PUTNAM FUND ADVISORS, L.P.

   By:   TH Lee Putnam Fund Advisors, LLC, its general partner

   By:   /s/ James Brown                                          4/27/04
         ------------------------------------------------------   -------

         Signature of Reporting Person**                           Date
         Name: James Brown
         Title: Managing Director


   TH LEE PUTNAM FUND ADVISORS, LLC

   By:    /s/ James Brown                                         4/27/04
         ------------------------------------------------------   -------

         Signature of Reporting Person**                           Date
         Name: James Brown
         Title: Managing Director

   CONTINUED

   TH LEE GLOBAL INTERNET MANAGERS, L.P.

   By:   TH Lee Global Internet Advisors, LLC

   By:    /s/ James Brown                                         4/27/04
         ------------------------------------------------------   -------

         Signature of Reporting Person**                           Date
         Name: James Brown
         Title: Managing Director


   TH LEE GLOBAL INTERNET ADVISORS, LLC

   By:   /s/ James Brown                                          4/27/04
         ------------------------------------------------------   -------

         Signature of Reporting Person**                           Date
         Name: James Brown
         Title: Managing Director


   THLi COINVESTMENT PARTNERS, LLC

    By:   TH Lee Putnam Fund Advisors, L.P., its general partner
    By:   TH Lee Putnam Fund Advisors, LLC, its general partner


   By:   /s/ James Brown                                          4/27/04
         ------------------------------------------------------   -------

          Signature of Reporting Person**                           Date
          Name: James Brown
         Title: Managing Director


   BLUESTAR I, LLC

   By:   /s/ Thomas H. Lee                                        4/27/04
         ------------------------------------------------------   -------

          Signature of Reporting Person**                           Date
         Same: Thomas H. Lee
         Title: Managing Member



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